UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

1/31

Date of reporting period: 1/31/10

Item 1.  Reports to Stockholders.

THE CURRENCY STRATEGIES FUND

ANNUAL REP0RT

JANUARY 31, 2010

CUSIP: 66537T547

Ticker Symbol: FOREX

1-888-898-4784

www.TheCurrencyFund.net

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Currency Strategies Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

The Currency Strategies Fund – Letter to Shareholders

Dear Shareholders,

Sarasota Capital Strategies (SCS) commenced investment trading for The Currency Strategies Fund on May 8th, 2009.

SCS’s investment model strives to participate in meaningful positive trends, no matter which currencies are providing those trends relative to the United States Dollar Index (USDI), and to participate in a meaningful positive trend when the USDI is delivering that trend.  When the currency markets are in turmoil or in choppy, trendless periods, our goal is to protect the Fund.  The flexibility of movement in and out of the USDI and into other currencies, whether they be European, commodity, or emerging markets is a function of our active and disciplined approach with the goal of consistent performance coupled with low volatility.

Since the commencement of trading to January 31, 2010, The Currency Strategies Fund appreciated 3.67% compared to the most liquid major pair, the EUR/USD of 1.64% (represented by the 1600 EST pricing on FOREX), and the United States Dollar Index of -3.60%.  In the same time frame, the Fund experienced its worst decline of -2.47% compared to the EUR/USD worst decline of -8.41% and the USDI worst decline of -9.79%.  We believe the Fund goals of consistent return and low volatility relative to most currency pairings have been achieved.

We also believe the Fund represents a holistic choice for exposure in many different currencies.  With the exception to the USDI, limits on exposure to any one currency and limits on currency groupings have smoothed out returns compared to most single currency pairs versus the United States Dollar in the reporting period.

The reporting period can be divided into 2 cycles.  One cycle is the continued weakness of the USDI from the Fund commencement into late October, and the other cycle is the bottoming and ascension of the USDI from late October.  The Fund correlated strongly with the broad landscape of non-US Dollar currencies in the first cycle – gathering upwards of 6 percent prior to December.  However, starting in mid-October for commodity currencies, and early December for European currencies, the US Dollar gained strength.   The Fund saw normal declines as the transition from non-US Dollar currencies to the USDI increased throughout December and into January.  The correlation of the Fund to the USDI went from strongly inverse in the first cycle to nearly non-correlated between early December, 2009 and January, 2010.  If the positive trend of the USDI continues to remain intact, the goal of the Fund is to be strongly correlated with the USDI.

Another goal of the Fund is to offer an investment that exhibits much less volatility and low correlation to other asset classes.  During the reporting period, we believe the Fund has accomplished that goal as well.

Consistent with most other products tracking currencies, the Fund distributed a minor dividend during the fiscal year.  If global interest rates increase, we expect to distribute more income in the future if positioned to do so.

As The Currency Strategies Fund nears its first anniversary, due to many profound global uncertainties, we anticipate further volatility in various asset classes including currencies, and we believe our strategy and discipline is well tailored to weather such events.

Thank you for your confidence and trust.

Ian A. Naismith

Anthony W. Welch

0379-NLD-3/19/2010

The Currency Strategies Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through January 31, 2010*

Total Returns as of January 31, 2010
Since Inception*
The Currency Strategies Fund	3.67%
BofA ML US Dollar LIBOR 3 Month Constant Maturity Index	0.51%
US Dollar Index	(6.08)%

________________

* The Fund commenced operations with Sarasota Capital Strategies, Inc. as the Fund’s Adviser on May 1, 2009.  Prior to that date, the Fund was known as the Anchor Multi-Strategy Growth Fund and was managed by a different Adviser under a substantially different investment strategy.

The BofA Merrill Lynch US Dollar LIBOR 3 Month Constant Maturity Index tracks the interest rate offered by a specific group of London banks for US dollar deposits with a three-month maturity.  The US Dollar Index measures the performance of the US Dollar against a basket of currencies.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 2.87%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-888-898-4784.

Portfolio Analysis (Unaudited)

As-of January 31, 2010

Percent of Net Assets
Exchange Traded Funds	72.65%
Currency Fund	59.55%
Debt Fund	8.07%
Commodity Funds	5.03%
Open End Funds Closed End Funds	13.54% 4.14%
Short-Term Investments	11.09%
Liabilities in Excess of Other Assets	(1.42)%
Total	100.00%

The Currency Strategies Fund
PORTFOLIO OF INVESTMENTS
January 31, 2010
Shares	Security	Fair Value
	EXCHANGE TRADED FUNDS - 72.65%
	CURRENCY FUND - 59.55%
10,100	CurrencyShares Australian Dollar Trust	$ 895,971
11,500	CurrencyShares Canadian Dollar Trust	1,071,685
6,600	CurrencyShares Japanese Yen Trust	725,736
8,000	CurrencyShares Mexican Peso Trust	612,640
4,000	CurrencyShares Russian Ruble	131,840
4,180	CurrencyShares Swedish Krona Trust	564,258
5,600	CurrencyShares Swiss Franc Trust	525,336
168,000	PowerShares DB US Dollar Index Bullish Fund	3,939,600
34,990	WisdomTree Dreyfus Brazilian Real Fund	859,354
32,000	WisdomTree Dreyfus Chinese Yuan Fund	810,560
51,900	WisdomTree Dreyfus Emerging Currency Fund	1,128,825
38,835	WisdomTree Dreyfus Indian Rupee Fund	987,962
29,059	WisdomTree New Zealand Dollar Fund	640,170
21,355	WisdomTree South African Rand Fund	581,497
		13,475,434
	COMMODITY FUND - 5.03%
29,400	PowerShares DB Gold Fund	1,138,956

	DEBT FUND - 8.07%
8,300	iShares JP Morgan USD Emerging Markets Bond Fund	840,209
3,200	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	328,448
9,200	SPDR Barclays Capital Short Term International Treasury Bond ETF	329,084
6,000	SPDR DB International Government Inflation Protected Bond ETF	328,980
		1,826,721
	TOTAL EXCHANGE TRADED FUNDS	16,441,111
	( Cost - $16,715,030)

	CLOSED END FUNDS - 4.14%
5,600	DWS Global High Income Fund	40,432
21,741	Western Asset Emerging Markets Debt Fund	384,381
5,000	Western Asset Emerging Markets Income Fund	62,700
34,524	Western Asset Worldwide Income Fund	450,193

	TOTAL CLOSED END FUNDS	937,706
	( Cost - $918,006)

	OPEN END FUNDS - 13.54%
107,501	Direxion Monthly Dollar Bull 2X Fund	3,063,793

	TOTAL OPEN END FUNDS	3,063,793
	( Cost - $3,000,000)

	SHORT-TERM INVESTMENTS - 11.09%
2,510,786	Goldman Sachs Financial Square Funds Government Fund- 0.01%+	2,510,786

	TOTAL SHORT-TERM INVESTMENTS	2,510,786
	( Cost - $2,510,786)

	TOTAL INVESTMENTS - 101.42%
	( Cost - $23,143,822)	22,953,396
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.42%)	(322,398)
	NET ASSETS - 100.00%	$ 22,630,998
+ Money market fund; interest rate reflects the seven-day effective yield on January 31, 2010.

The accompanying notes are an integral part of these financial statements.

The Currency Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2010

Assets:
Investments in Securities at Fair Value (identified cost $23,143,822)	$ 22,953,396
Dividends and Interest Receivable	23
Receivable for Securities Sold	521,840
Receivable for Fund Shares Sold	51,026
Prepaid Expenses and Other Assets	33,251
Total Assets	23,559,536

Liabilities:
Payable for Securities Purchased	871,171
Payable for Fund Shares Redeemed	1,981
Accrued Advisory Fees	20,203
Accrued Distribution Fees	4,757
Payable to Other Affiliates	9,905
Accrued Expenses and Other Liabilities	20,521
Total Liabilities	928,538

Net Assets (Unlimited shares of no par value interest authorized;
2,183,562 shares of beneficial interest outstanding)	$ 22,630,998

Net Asset Value and Redemption Price Per Share
($22,630,998 / 2,183,562 shares of beneficial interest outstanding)	$ 10.36
Offering Price Per Share ($10.36/.9425)	$ 10.99

Composition of Net Assets:
At January 31, 2010, Net Assets consisted of:
Paid-in-Capital	$ 22,432,045
Undistributed Net Investment Income	30,718
Accumulated Net Realized Gain From Security Transactions	358,661
Net Unrealized Depreciation on Investments	(190,426)
Net Assets	$ 22,630,998

The accompanying notes are an integral part of these financial statements.

The Currency Strategies Fund
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2010 *

Investment Income:
Dividend Income	$ 115,522
Interest Income	524
Total Investment Income	116,046

Expenses:
Investment Advisory Fees	158,878
Administration Fees	30,448
Distribution Fees	27,020
Audit Fees	21,780
Registration & Filing Fees	18,684
Fund Accounting Fees	18,255
Transfer Agent Fees	15,318
Chief Compliance Officer Fees	12,800
Printing Expense	11,112
Legal Fees	8,344
Trustees' Fees	4,588
Custody Fees	2,953
Insurance Expense	269
Miscellaneous Expenses	262
Total Expenses	330,711
Less: Fees Waived by Adviser	(118,656)
Net Expenses	212,055
Net Investment Loss	(96,009)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments	417,910
Written Options	2,518
Distributions of Long Term Realized Gains From Other Investment Companies	80,553
Net Change in Unrealized Depreciation on Investments	(190,426)
Net Realized and Unrealized Gain on Investments	310,555

Net Increase in Net Assets Resulting From Operations	$ 214,546
___________
*For the period February 1, 2009 through April 30, 2009, the Fund had only one share outstanding and was not actively managed by the Adviser.

The accompanying notes are an integral part of these financial statements.

The Currency Strategies Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	For the period
	ended	ended
	January 31, 2010**	January 31, 2009*
Operations:
Net Investment Income (Loss)	$ (96,009)	$ 489
Net Realized Gain (Loss) on Investments and Written Options	420,428	(2,747,309)
Distributions of Long Term Realized Gains
From Other Investment Companies	80,553	-
Net Change in Unrealized Depreciation on Investments	(190,426)	-

Net Increase (Decrease) in Net Assets
Resulting From Operations	214,546	(2,746,820)

Distributions to Shareholders From:
Net Investment Income ($0.01 and $0.00+ per share, respectively)	(15,593)	(489)
Return of Capital ($0.00 and $0.10 per share, respectively)	-	(40,398)
Total Distributions to Shareholders	(15,593)	(40,887)

Beneficial Interest Transactions:
Proceeds from Shares Issued (2,287,188 and 1,582,509
shares, respectively)	23,499,093	14,826,938
Distributions Reinvested (1,272 and 6,751 shares, respectively)	13,305	40,638
Cost of Shares Redeemed (104,898 and 1,589,259
shares, respectively)	(1,080,358)	(12,079,864)
Total Beneficial Interest Transactions	22,432,040	2,787,712

Increase in Net Assets	22,630,993	5

Net Assets:
Beginning of Period	5	-
End of Period (including undistributed net investment
income of $30,718 and $0, respectively)	$ 22,630,998	$ 5
______
*Since February 21, 2008 (Commencement of Operations). During this period, the Fund was known as
Anchor Multi-Strategy Growth Fund and was managed by a different Adviser under a substantially different investment strategy.
**For the period February 1, 2009 through April 30, 2009, the Fund had only one share outstanding and was not actively managed by the Adviser.
+Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

The Currency Strategies Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year		February 21, 2008*
	Ended		through
	January 31, 2010**		January 31, 2009

Net Asset Value, Beginning of Period	$ 10.00	^	$ 10.00

Increase From Operations:
Net investment income (loss) (a)	(0.07)		0.00	(e)
Net gain (loss) from securities
(both realized and unrealized)	0.44		(4.77)
Total from operations	0.37		(4.77)

Distributions to shareholders from:
Net investment income	(0.01)		0.00	(e)
Return of capital	-		(0.10)
Total distributions	(0.01)		(0.10)

Net Asset Value, End of Period	$ 10.36		$ 5.13

Total Return (b)	3.67%		(47.84)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 22,631		$ -	+
Ratio of expenses to average net assets,
before reimbursement (f)	3.04%	(c)	5.03%	(c)
net of reimbursement (f)	1.95%	(c)	2.94%	(c)
Ratio of net investment income (loss) to average net assets (f)	(0.88)%	(c)	0.01%	(c)
Portfolio turnover rate	290%	(d)	17,700%

__________
*Commencement of Operations. During this period, the Fund was known as Anchor Multi-Strategy
Growth Fund and was managed by a different adviser under a substantially different investment strategy.
**For the period February 1, 2009 through April 30, 2009, the Fund had only one share outstanding and was not actively managed by the Adviser.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c) Annualized.
(d) Not Annualized.
(e) Net investment income resulted in less than $0.005 per share.
(f) Does not include expenses of other investment companies in which the fund invests.
+Net assets as of January 31, 2009 were $5.
^The Fund processed a 1.026 for 2 reverse stock split on the sole share outstanding as of February 1, 2009.

The accompanying notes are an integral part of these financial statements.

The Currency Strategies Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2010

1.

ORGANIZATION

The Currency Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The investment objective of the Fund is to seek capital appreciation and income.  The Fund commenced operations with Sarasota Capital Strategies, Inc. as the Fund’s Adviser on May 1, 2009.  Prior to that date, the Fund was known as the Anchor Multi-Strategy Growth Fund, which was advised by Anchor Capital Management Group, LLC under a substantially different investment strategy.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the Board of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

The Currency Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$16,441,111	-	-	$16,441,111
Closed End Funds	$ 937,706	-	-	$ 937,706
Open End Funds	$ 3,063,793	-	-	$ 3,063,793
Short-Term Investments	$ 2,510,786	-	-	$ 2,510,786
Total	$22,953,396	-	-	$22,953,396

                                                          The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Option Transactions – The Fund is subject to currency risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The

The Currency Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As the writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.  During the year ended January 31, 2010, the Fund realized a loss of $2,147 on options subject to currency risk.

Currency Risk - Currency trading involves significant risks, including market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2008 return and expected to be taken in the Fund’s 2009 return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended January 31, 2010, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The Currency Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Sarasota Capital Strategies, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.47% of the average daily net assets of the Fund.  For the year ended January 31, 2010, the Adviser earned advisory fees of $158,878.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until October 31, 2010, so that the total annual operating expenses of the Fund do not exceed 1.95% of the Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the year ended January 31, 2010, the Adviser waived fees of $118,656, all of which will expire in 2013.

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting and transfer agency services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000, subject to discounts in its initial year, and the basis point fees are:

  10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $24,000, subject to discounts in its initial year, plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

The Currency Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000, subject to discounts in its initial year, and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee of $13,500, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended January 31, 2010, the Fund incurred expenses of $12,800 for compliance services pursuant to the Trust’s Agreement with NLCS.

Custody Administration - Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.  GFS’s fees collected for the year ended January 31, 2010, were $657. The Custody fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended January 31, 2010, GemCom received $8,935 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the year ended January 31, 2010, the Fund incurred distribution fees of $27,020.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a pro rata share of the total fee of $10,000 per quarter as well as reimbursement for any reasonable expenses incurred when attending meetings. The Trust pays the chairperson of the Audit committee an additional $2,500 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended January 31, 2010 amounted to $57,784,565 and $37,574,101 , respectively.  The cost basis of securities for

The Currency Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

federal tax reporting purposes was $23,247,349.  Gross unrealized appreciation and depreciation on investments as of January 31, 2010 aggregated $176,610 and $470,563, respectively.

5.           OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the year ended January 31, 2010, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	-	$ -
Options written	210	7,055
Options closed	(200)	(6,685)
Options exercised	(6)	(222)
Options expired	(4)	(148)
Options outstanding, end of year	-	$ -

6.           DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

As of January 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and adjustments made for grantor trusts and partnerships held by the Fund.  The difference between book basis and tax basis undistributed ordinary income is attributable primarily to adjustments made for grantor trusts and partnerships held by the Fund and the tax treatment of short-term capital gains.

Permanent book and tax differences, attributable to grantor trust adjustments and capital loss carry forwards disallowed in accordance with Section 382 of the Internal Revenue Code, resulted in reclassification for the period ended January 31, 2010 as follows: a decrease in paid-in capital of $2,747,309, a decrease in accumulated net investment loss of $142,320 and an decrease in accumulated net realized loss from security transactions of $2,604,989.

The Currency Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

7.           NEW ACCOUNTING PRONOUNCEMENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Currency Strategies Fund (formerly Anchor Multi-Strategy Growth Fund)

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Currency Strategies Fund (formerly Anchor Multi-Strategy Growth Fund) (the “Fund”), a series of the Northern Lights Fund Trust, as of January 31, 2010, and the related statements of operations for the year then ended and the changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the custodian and broker or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Currency Strategies Fund as of January 31, 2010, the results of its operations for the year then ended and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

March 31, 2010

The Currency Strategies Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

January 31, 2010

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merill Bryan ** (65) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005) Other Directorships: AdvisorOne Funds (10 portfolios)	48
Anthony J. Hertl (59) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust	48
Gary W. Lanzen (55) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios)	48
Mark H. Taylor (45) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); Professor, John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008). Other Directorships: Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	48
Interested Trustees and Officers
Michael Miola*** (57) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003). Other Directorships: AdvisorOne Funds (10 portfolios); Constellation Trust Co.	48

The Currency Strategies Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

January 31, 2010

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (40)

450 Wireless Blvd.; Hauppauge, NY  11788

President since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

Other Directorships: N/A

N/A

Emile R. Molineaux (47)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).

Other Directorships: N/A

N/A

Kevin E. Wolf (40)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (since 2008); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2008); Vice-President, GemCom, LLC (since 2004).

Other Directorships: N/A

N/A

Lynn Bowley (51)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** From December 2006 through April 2007, L. Merill Bryan, an Independent Trustee of the Trust, invested $143,080 in a limited liability company (the "LLC").  This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-898-4784.

The Currency Strategies Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

January 31, 2010

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (8/1/09)	Ending Account Value (1/31/10)	Expenses Paid During the Period (8/1/09 to 1/31/10)
Actual	$1,000.00	$1,012.44	$9.89
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91

   *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over  the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the period ended January 31, 2010).

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this shareholder report

Investment Adviser

Sarasota Capital Strategies, Inc.

460 South Tamiami Trail

Osprey, FL 34229

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

First National Bank of Omaha

1620 Dodge Street

Omaha, NE 68137

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-898-4784 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-898-4784.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2010 - $13,780

2009 - N/A

(b)

Audit-Related Fees

2010 - $0

2009 - N/A

(c)

Tax Fees

2010 - $2,000

2009 - N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2010 - $0

2009 - N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2010

2009

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2010 - $2,000

2009 - N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/7/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/7/10

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

4/7/10